SUBSIDIARIES OF
   IDB COMMUNICATIONS GROUP, INC.

   CICI, Inc., a Delaware corporation
   Houston International Teleport, Inc., a Delaware corporation
        Satellite      Transmission      and
												 Reception      Specialist      Company,
       					 a Delaware corporation
             TV Reception Specialists, Inc.,
																	a Texas corporation
        Satellite          Transmission
							 and          Reception         Specialist
        (Barbados) Ltd., a Barbados corporation
        STARS International, Inc., a Delaware corporation
   IDB Communications Corporation, a Delaware corporation
   IDB Communications Group, Limited, a U.K. corporation
        IDB London Gateway Limited, a U.K. corporation [50%]
   IDB Media Group, Inc., a Delaware corporation
   IDB Mobile Holdings, Inc., a Delaware corporation
        IDB     Mobile      Communications,
								Inc.,      a     Delaware      corporation [50%]
             Ocean        Satellite        Television,
             Inc.,        a        Florida corporation
                  OCEANSAT, Inc., a Florida corporation
   IDB Systems, Inc., a Delaware corporation
   IDB Teleport Holdings, Inc., a Delaware corporation
   IDB WorldCom, Inc., a Delaware corporation
        Communications USA, Inc., a Nevada corporation [20%]
   Niles Canyon Earth Station, Inc., a Delaware corporation
   RSTV, Inc., a Delaware corporation
   TRT Communications, Inc., a Delaware corporation
        IDB      WorldCom      Services,
         Inc.,       a      Delaware      corporation
        formerly known as TRT/FTC Communications, Inc.
             Adval, Inc., an Oregon corporation [20%]
             TRT/FTC Communications Limited, a U.K. corporation
        TRT Data Products, Inc., a Delaware corporation
        TRT Earth Stations, Inc., a Delaware corporation
        TRT/FTC International, Inc., a Delaware corporation
        PSI Holdings Ltd. [25%]
             Pacific Satellite, Inc. [43%]
   World Communications, Inc., a New York corporation
        WorldCom, Inc., a New York corporation
        TC WorldCom AG, a Switzerland corporation*
             WorldCom   Telecommunications   Services,   GmbH,  a
             Germany corporation
             WorldCom International, Inc., a Delaware corporation
   ____________________________
   *    Sixty percent of  the capital stock of TC  WorldCom AG is
        held  by IDB Communications Group, Inc. and the remaining
        forty percent is held by World Communications, Inc.